PIMCO Funds

Supplement Dated June 27, 2011 to the Prospectuses (the “Prospectuses”) and Statement of Additional

Information (the “SAI”) for:

Bond Funds – Class A, Class B, Class C and Class R (dated July 31, 2010); Bond Funds – Institutional Class, Class M, Class P, Administrative Class and Class D (dated July 31, 2010); Strategic Markets Funds – Class A, Class B, Class C and Class R (dated July 31, 2010); Strategic Markets Funds – Institutional Class, Class P, Administrative Class and Class D (dated July 31, 2010); PIMCO High Yield Spectrum Fund – Class A, Class C and Class R (dated August 30, 2010); PIMCO High Yield Spectrum Fund – Institutional Class, Class P, Administrative Class and Class D (dated August 30, 2010); PIMCO CommoditiesPLUSTM Short Strategy Fund – Class A and Class C (dated September 17, 2010); PIMCO Senior Floating Rate Fund – Class A, Class C and Class R (dated April 19, 2011); PIMCO Senior Floating Rate Fund – Institutional Class, Class P, Administrative Class and Class D (dated April 19, 2011); PIMCO Convertible Fund – Class A and Class C (April 27, 2011); PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund and PIMCO RealRetirement® 2035 Fund – Class A, Class C and Class R (dated June 3, 2011); and PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund and PIMCO RealRetirement® 2035 Fund – Institutional Class, Class P, Administrative Class and Class D (dated June 3, 2011), each as supplemented and revised from time to time

Disclosure Related to Modification of the Mailing Address of PIMCO Investments LLC (the “Distributor”)

Effective immediately, all references in the Prospectuses and SAI relating to the mailing address of the Distributor are deleted and replaced with the following:

PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_062711